ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20090798208-95
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 11/17/2009 10:21 AM
	Entity Number C9618-1999

Certificate to Accompany Restated Articles or Amended and Restated Articles
(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

Ecotality, Inc.

2. The articles are: (mark only one box) ☐ Restated ☒ Amended and Restated

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☐ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☒ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

Pursuant to Section 78.2055 of the Nevada Revised Statutes, Ecotality, Inc. is effecting a 1 for 60 reverse stock split of its common stock. There is no change to the number of authorized shares of the Company's common stock or preferred stock. There is no change to any provision of the Articles of Incorporation.

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

ECOTALITY, INC.

FIRST: The name of the corporation is:

Ecotality, Inc.

SECOND: Its registered office in the state of Nevada is located at 3145 E. Warm Springs Road, Suite 200, Las Vegas, Nevada 89120, that this Corporation may maintain an office, or offices, in such other place within or without the State of Nevada as may be from time to time be designated by the Board of Directors, or by the By-Laws of said Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and shareholders, outside the State of Nevada.

THIRD: The objects for which this Corporation is formed are: To engage in any lawful activity, including but not limited to the following:

(A) Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law;

(B) May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized;

(C) Shall have the power to have succession by its corporate name for the period limited in its certificates or Articles of Incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law;

(D) Shall have power to sue and to be sued in any court of law or equity;

(E) Shall have power to make contracts;

(F) Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take same devise or bequest in the State of Nevada, or in any other state, territory or country;

(G) Shall have power to appoint such officers and agents as the affairs of the Corporation shall require, and to allow them suitable compensation;

(H) Shall have power to make By-Laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its shareholders;

(I) Shall have power to wind up and dissolve itself, or be wound up or dissolved;

(J) Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of the seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document;

(K) Shall have power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specific event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object;

(L) Shall have power to guarantee, purchase, hold sell, assign, transfer, mortgage,

pledge or otherwise dispose of the shares of the capital stock of, or any bonds securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any;

(M) Shall have power to purchase, hold, sell and transfer shares of its capital stock and use therefore its capital, capital surplus, surplus, or other property or fund;

(N) Shall have power to conduct business, have one or more offices, and hold, purchase, mortgage and convey real and personal property in the State of Nevada, and in any other of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries;

(O) Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or Articles of Incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the Corporation and in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the Corporation, whether or not such business is similar in nature to the objects set forth in the certificate or Articles of Incorporation of the Corporation, or any amendment thereof;

(P) Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes; and

(Q) Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with the lawful activities as may be allowed by law.

FOURTH: The total number of shares which the Corporation is authorized to issue is One Billion, Three Hundred Million (1,300,000,000) shares of common stock with a par

value of $0.001 per share and Two Hundred Million (200,000,000) shares of preferred stock with a par value of $0.001 per share. The Preferred Stock or any series thereof shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the manner in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

FIFTH: The governing board of this Corporation shall be known as the Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

SIXTH: The capital stock, after the amount of the subscription price, or par value has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

SEVENTH: The Corporation is to have perpetual existence.

EIGHTH: In furtherance and not in limitation of the powers conferred by statue, the Board of Directors is expressly authorized:

(A) Subject to the By-Laws, if any, adopted by the shareholders, to make, alter or amend the By-Laws of the Corporation;

(B) To fix the amount to be reserved as working capital over and above its capital stock paid in to authorize and cause to be executed, mortgages and liens upon the real and

personal property of this Corporation;

(C) By resolution passed by a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution, or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the By-Laws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors; and

(D) When and as authorized by the affirmative vote of the shareholders holding stock entitling them to exercise at least a majority of the voting power given at a shareholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have the power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

NINTH: No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

TENTH: No director or officer of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided,

however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statues. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for the acts or omissions prior to such repeal or modification.

ELEVENTH: This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation and all rights conferred upon shareholders herein are granted subject to this reservation.

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The foregoing amendment and restatement of the Articles of Incorporation has been duly approved by the Corporation's Board of Directors and by a majority vote of shareholders, such vote being more than fifty percent (50%) of the outstanding shares of stock of the Corporation.

The undersigned, being duly elected and qualified, hereby declares that the matters set forth in this certificate are true and correct of his own knowledge.

Date: November 13, 2009

By: Barry S Baer
Name: BARRY S BAER
Its: CHIEF FINANCIAL OFFICER